UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2026

ENTRADA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40969	81-3983399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Design Center Place
Suite 17-500
Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 520-9158

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TRDA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 14, 2026, the Company issued a press release titled “Entrada Therapeutics Announces Positive Results from the First Cohort of Participants with Duchenne Muscular Dystrophy (DMD) in the Phase 1/2 ELEVATE-45-201 Study of ENTR-601-45.” A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Update on ENTR-601-45

On October 14, 2026, the Company announced positive topline data from Cohort 1 of the double-blind, placebo-controlled, multiple ascending dose (MAD) portion of the Phase 1/2 ELEVATE-45-201 clinical study of ENTR-601-45 in ambulatory participants with a confirmed mutation in the DMD gene amenable to exon 45 skipping.

ELEVATE-45-201 is a global, two-part, randomized, double-blind, placebo-controlled Phase 1/2 study evaluating the safety, tolerability and effectiveness of ENTR-601-45 in ambulatory participants aged four to 20 with Duchenne who are amenable to exon 45 skipping. The multiple ascending dose (MAD) Part A portion of the study is evaluating the safety, pharmacokinetics, pharmacodynamics and functional parameters following intravenous administration of ENTR-601-45 to study participants in three cohorts at sites in the U.K. and EU. Cohort 1 of the MAD portion of the study enrolled eight participants with Duchenne. They were randomized 3:1 to receive ENTR-601-45 at a dose of 5 mg/kg or placebo, administered intravenously. During this double-blind period, doses were administered on days one, 43 and 85, and muscle biopsies were performed at the time of screening and at six weeks after the last dose. Following the initial three doses administered in Part A, all participants continued into the Phase 2, open-label portion in which the safety and efficacy of ENTR-601-45 are evaluated over a longer period of time. Cohort 2 enrollment is complete and dosing at 10 mg/kg is ongoing. The Company is on track to report data from Cohort 2 (10 mg/kg) in the first half of 2027, with data from Cohort 3 (up to 15 mg/kg) to follow.

Highlights from the topline results of Cohort 1 of ELEVATE-45-201 include:

Dystrophin measured by western blot and normalized to MHC; Dystrophin values are actual observed values, including values <LLOQ; Two participants in the ENTR-601-45 group had baseline dystrophin levels <LLOQ and >LOD; LLOQ for dystrophin was 0.25%; LOD for dystrophin was 0.1%; Biopsy performed at baseline; LLOQ: Lower limit of quantification; LOD: Limit of detection; MHC: Myosin heavy chain.

Safety, Tolerability and Pharmacokinetics

•Favorable safety and tolerability with ENTR-601-45 at the 5 mg/kg dose
oHeadache (5 events in 2 participants) was the most common treatment-emergent adverse event (TEAE)
oOne participant experienced 2 serious TEAEs (vomiting and pyrexia) which subsequently resolved

oThere were no study discontinuations due to any cause, and all participants enrolled in the open-label extension
•No hypomagnesemia or renal safety concerns were noted
oRenal markers, including eGFR and cystatin C, were within normal ranges in treated participants
oMagnesium levels were also within the normal range
•Plasma ENTR-601-45 exposures were consistent with those predicted by juvenile non-human primate (NHP) data
oModeled plasma exposures provide confidence in a significant increase in dystrophin expression at higher doses in Cohort 2 (10 mg/kg) and Cohort 3 (up to 15 mg/kg)

Dystrophin Production, Exon Skipping and Functional Benefit

•A mean increase of 0.10% (n = 6, nominal p = 0.03) from baseline in dystrophin production was observed in study participants who received ENTR-601-45 versus a 0.02% mean decrease from baseline in study participants who received placebo
•A mean increase of 0.15% (n = 5, no p-value calculated) from baseline in exon skipping was observed in study participants who received ENTR-601-45 versus a 0.04% mean decrease from baseline in study participants who received placebo
•Based on the age of Cohort 1 participants and baseline levels of function, no observable functional benefit was expected or observed after three doses of ENTR-601-45
•Functional impact will be assessed with higher doses and over longer dosing periods via future cohorts and the open-label studies

Forward-Looking Statements

This Current Report on Form 8-K contains express and implied forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding Entrada’s strategy, future operations, prospects and plans, objectives of management, the validation and differentiation of Entrada’s approach and EEV platform and its ability to provide a potential treatment for patients, expectations regarding Entrada’s Phase 1/2 MAD clinical study of ENTR-601-45, including the timing of data from Cohort 2 in the first half of 2027 with data from Cohort 3 to follow, a significant increase in dystrophin production and functional benefit in future cohorts, the potential for dosing up to 15 mg/kg in Cohort 3 to lead to meaningfully higher exposure, dystrophin production and functional benefit and the ability of the MAD Part A portion of the study to evaluate the safety, pharmacokinetics, pharmacodynamics and functional parameters of ENTR-601-45, expectations regarding ENTR-601-45, including the potential to restore the mRNA reading frame and allow for the translation of dystrophin protein that is slightly shortened but still functional and the potential for a dosing schedule built around approximately nine administrations a year, the potential therapeutic benefits of Entrada’s EEV product candidates, including the potential for ENTR-601-45 to be a transformative treatment option, the continued development and advancement of ENTR-601-44, ENTR-601-45, ENTR-601-50, and ENTR-601-51 for the treatment of DMD and the partnered product candidate VX-670 for the potential treatment of DM1, the ability to continue to expand and develop additional therapeutic programs and modalities, including the potential treatment of neuromuscular and inherited retinal diseases, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Entrada may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the identification and development of product candidates, including the conduct of research activities and the initiation and completion of preclinical studies and clinical studies; uncertainties as to the availability and timing of results from preclinical and clinical studies; the timing of and Entrada’s ability to submit and obtain regulatory clearance and initiate clinical studies; whether results from preclinical studies or clinical studies will be predictive of the results of later preclinical studies and clinical studies; whether Entrada’s cash resources will be sufficient to fund the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in Entrada’s filings with the Securities and Exchange Commission (SEC), including the Company’s most recent Form 10-K and in subsequent filings Entrada may make with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent Entrada’s views as of the date of this Current Report on Form 8-K. Entrada anticipates that subsequent events and developments will cause its views to change. However, while Entrada may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release issued by Entrada Therapeutics, Inc. on October 14, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entrada Therapeutics, Inc.

Date: October 14, 2026	/s/ Dipal Doshi
Dipal Doshi
Chief Executive Officer